Exhibit 99.2

    Golden West Financial Releases Thirteen Month Statistical Data


    OAKLAND, Calif.--(BUSINESS WIRE)--April 20, 2006--Golden West
Financial Corporation (NYSE:GDW)(PCX:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended March 31, 2006.

    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $125 billion as of March 31, 2006. The Company has one of the most extensive thrift branch systems in the country, with 283 savings branches in 10 states and lending operations in 39 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        March 2005 - March 2006
                         (Dollars in millions)


                                                     2006
                                        ------------------------------
                                           MAR       FEB       JAN
                                        --------- --------- ----------
Total Assets                            $127,556  $126,475  $125,332

Cash and Investments                    $  2,181  $  1,904  $  1,803

Loans and MBS                           $122,300  $121,526  $120,521
Adjustable Rate Mortgages and MBS       $119,240  $118,407  $117,519

Loans Originated -- Month               $  4,472  $  3,520  $  3,574
  Percentage ARMs -- Month                    99%       99%       99%
  Percentage Refinances -- Month              85%       86%       83%
Loans Originated -- YTD                 $ 11,566  $  7,094  $  3,574
  Percentage ARMs -- YTD                      99%       99%       99%
  Percentage Refinances -- YTD                84%       84%       83%

Total Deposits                          $ 61,583  $ 61,056  $ 60,523

Total Deposit Net Activity -- Month     $    527  $    533  $    365

Total Deposit Net Activity -- YTD       $  1,425  $    898  $    365

Federal Home Loan Bank Borrowings       $ 38,509  $ 37,957  $ 37,958
Other Borrowings:
   Reverse Repurchases                     5,900     5,500     5,750
   Bank Notes                              2,977     3,153     2,653
   Senior Debt                             8,075     8,186     8,192
                                        --------- --------- ----------
Total Borrowings                        $ 55,461  $ 54,796  $ 54,553
                                        ========= ========= ==========

Yield on Loan Portfolio                     6.71%     6.60%     6.49%
Yield on Interest-Earning
 Investments                                4.91      4.60      4.51
                                        --------- --------- ----------
   Combined Yield on Interest-
    Earning Assets                          6.69%     6.58%     6.47%

Cost of Savings                             3.56%     3.46%     3.36%
Cost of Federal Home Loan Bank
 Borrowings                                 4.75      4.62      4.45
Cost of Other Borrowings                    4.87      4.65      4.58
                                        --------- --------- ----------
   Combined Cost of Funds                   4.14%     4.01%     3.89%
                                        --------- --------- ----------

Net Interest Rate Spread (Primary
 Spread)                                    2.55%     2.57%     2.58%
                                        ========= ========= ==========

Loans Sold                              $     77  $     67  $     52

Loan and MBS Repayments and Payoffs
 -- Month                               $  3,683  $  2,681  $  2,526
As a % of Prior Month Loan Balance
 (Annualized)                              36.63%    26.88%    25.58%

Nonperforming Assets and Troubled
 Debt
   Restructured as a % of Total
    Assets                                   .34%      .35%      .33%


                                                2005
                               ---------------------------------------
                                  DEC       NOV       OCT       SEP
                               --------- --------- --------- ---------
Total Assets                   $124,615  $124,456  $123,422  $121,281

Cash and Investments           $  2,222  $  3,052  $  2,913  $  1,904

Loans and MBS                  $119,366  $118,435  $117,587  $116,513
Adjustable Rate Mortgages and
 MBS                           $116,370  $115,258  $114,306  $113,375

Loans Originated -- Month      $  4,587  $  4,255  $  4,277  $  4,605
  Percentage ARMs -- Month           99%       99%       99%       99%
  Percentage Refinances
  -- Month                           81%       81%       80%       77%
Loans Originated -- YTD        $ 51,516  $ 46,929  $ 42,674  $ 38,397
  Percentage ARMs -- YTD             99%       99%       99%       99%
  Percentage Refinances -- YTD       77%       77%       77%       76%

Total Deposits                 $ 60,158  $ 60,268  $ 59,083  $ 58,429

Total Deposit Net Activity --
 Month                         $   (110) $  1,185  $    654  $   (153)

Total Deposit Net Activity --
 YTD                           $  7,193  $  7,303  $  6,118  $  5,464

Federal Home Loan Bank
 Borrowings                    $ 38,961  $ 38,615  $ 38,893  $ 38,897
Other Borrowings:
   Reverse Repurchases            5,000     5,000     5,150     5,150
   Bank Notes                     2,394     2,024     2,163     2,489
   Senior Debt                    8,194     8,191     8,189     6,705
                               --------- --------- --------- ---------
Total Borrowings               $ 54,549  $ 53,830  $ 54,395  $ 53,241
                               ========= ========= ========= =========

Yield on Loan Portfolio            6.37%     6.27%     6.16%     6.04%
Yield on Interest-Earning
 Investments                       4.11      4.08      4.07      3.93
                               --------- --------- --------- ---------
   Combined Yield on Interest-
    Earning Assets                 6.35%     6.22%     6.12%     6.01%

Cost of Savings                    3.24%     3.14%     3.06%     2.97%
Cost of Federal Home Loan Bank
 Borrowings                        4.33      4.13      3.94      3.79
Cost of Other Borrowings           4.47      4.18      4.07      3.93
                               --------- --------- --------- ---------
   Combined Cost of Funds          3.78%     3.62%     3.50%     3.38%
                               --------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                  2.57%     2.60%     2.62%     2.63%
                               ========= ========= ========= =========

Loans Sold                     $     98  $    160  $    119  $     84

Loan and MBS Repayments and
 Payoffs -- Month              $  3,371  $  3,190  $  3,183  $  3,229
As a % of Prior Month Loan
 Balance (Annualized)             34.40%    32.78%    33.01%    33.79%

Nonperforming Assets and
 Troubled Debt
   Restructured as a % of
    Total Assets                    .31%      .31%      .29%      .28%



          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        March 2005 - March 2006
                         (Dollars in millions)

                                                     2005
                                        ------------------------------
                                           AUG       JUL       JUN
                                        --------- --------- ----------
Total Assets                            $119,621  $118,560  $117,486

Cash and Investments                    $  1,376  $  1,861  $  1,984

Loans and MBS                           $115,461  $113,925  $112,746
Adjustable Rate Mortgages and
 MBS                                    $112,149  $110,864  $109,542

Loans Originated -- Month               $  4,822  $  4,342  $  4,825
  Percentage ARMs -- Month                    99%       99%       99%
  Percentage Refinances -- Month              77%       75%       74%
Loans Originated -- YTD                 $ 33,792  $ 28,970  $ 24,628
  Percentage ARMs -- YTD                      99%       99%       99%
  Percentage Refinances -- YTD                76%       76%       76%

Total Deposits                          $ 58,582  $ 59,412  $ 59,226

Total Deposit Net Activity --
 Month                                  $   (830) $    186  $  1,525

Total Deposit Net Activity -- YTD       $  5,617  $  6,447  $  6,261

Federal Home Loan Bank
 Borrowings                             $ 36,666  $ 36,259  $ 35,756
Other Borrowings:
   Reverse Repurchases                     4,950     4,700     4,450
   Bank Notes                              2,950     1,925     2,233
   Senior Debt                             6,727     6,710     6,737
                                        --------- --------- ----------
Total Borrowings                        $ 51,293  $ 49,594  $ 49,176
                                        ========= ========= ==========

Yield on Loan Portfolio                     5.93%     5.79%     5.67%
Yield on Interest-Earning Investments       3.61      3.34      3.41
                                        --------- --------- ----------
   Combined Yield on Interest-
    Earning Assets                          5.91%     5.77%     5.64%

Cost of Savings                             2.89%     2.78%     2.70%
Cost of Federal Home Loan Bank
 Borrowings                                 3.61      3.42      3.29
Cost of Other Borrowings                    3.68      3.58      3.47
                                        --------- --------- ----------
   Combined Cost of Funds                   3.24%     3.09%     2.99%
                                        --------- --------- ----------

Net Interest Rate Spread
(Primary Spread)                            2.67%     2.68%     2.65%
                                        ========= ========= ==========

Loans Sold                              $     92  $     50  $     38

Loan and MBS Repayments and
 Payoffs -- Month                       $  3,397  $  2,932  $  3,065
As a % of Prior Month Loan
 Balance (Annualized)                      36.02%    31.42%    33.33%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets       .28%      .28%      .28%


                                                    2005
                                        ------------------------------
                                           MAY       APR       MAR
                                        --------- --------- ----------
Total Assets                            $115,532  $ 114,202  $112,588

Cash and Investments                    $  1,712  $   2,281  $  2,366

Loans and MBS                           $111,089  $ 109,170  $107,494
Adjustable Rate Mortgages and MBS       $107,861  $ 106,076  $104,481

Loans Originated -- Month               $  4,432  $   4,196  $  4,514
  Percentage ARMs -- Month                    99%       100%       99%
  Percentage Refinances -- Month              75%        76%       77%
Loans Originated -- YTD                 $ 19,803  $  15,371  $ 11,175
  Percentage ARMs -- YTD                      99%        99%       99%
  Percentage Refinances -- YTD                77%        77%       78%

Total Deposits                          $ 57,701  $  56,682  $ 55,593

Total Deposit Net Activity -- Month     $  1,019  $   1,089  $  1,343

Total Deposit Net Activity -- YTD       $  4,736  $   3,717  $  2,628

Federal Home Loan Bank Borrowings       $ 35,759  $  35,758  $ 35,512
Other Borrowings:
   Reverse Repurchases                     4,450      4,350     4,050
   Bank Notes                              2,399      2,547     2,486
   Senior Debt                             5,987      5,974     5,956
                                        --------- ---------- ---------
Total Borrowings                        $ 48,595  $  48,629  $ 48,004
                                        ========= ========== =========

Yield on Loan Portfolio                     5.53%      5.38%     5.25%
Yield on Interest-Earning Investment        3.10       2.99      2.90
                                        --------- ---------- ---------
   Combined Yield on Interest-Earning
    Assets                                  5.51%      5.35%     5.22%

Cost of Savings                             2.61%      2.52%     2.39%
Cost of Federal Home Loan Bank
 Borrowings                                 3.16       2.99      2.83
Cost of Other Borrowings                    3.27       3.17      3.07
                                        --------- ---------- ---------
   Combined Cost of Funds                   2.87%      2.76%     2.62%
                                        --------- ---------- ---------

Net Interest Rate Spread
 (Primary Spread)                           2.64%      2.59%     2.60%
                                        ========= ========== =========

Loans Sold                              $     29  $      32  $     32

Loan and MBS Repayments and Payoffs
 Month                                  $  2,588  $   2,555  $  2,677
As a % of Prior Month Loan Balance
 (Annualized)                              28.63%     28.71%    30.55%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets       .30%       .31%      .32%


    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614